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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-43364) and Form S-8/S-3 (No. 333-44978) of ACLARA BioSciences, Inc. of our report dated January 29, 2001, except for Note 16, for which the date is March 16, 2001, relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

San Jose, California
March 30, 2001